Goldman Sachs
Financial Services Conference
8 December 2009 ■ New York

Forward-Looking Statements
This presentation contains statements that relate to the projected performance of
Zions Bancorporation and elements of or affecting such performance, including statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations and estimates of management. These statements constitute forward-looking information within the meaning of the Private Securities
Litigation Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions; economic, market and business conditions, either nationally or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes; and other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings.

A Collection of Great Banks

• Annual pretax, pre-credit earnings of ~$1billion
 – NIM: 3.91%, ranked #2 of regional banks/peers.
 – Best among peers for non-interest bearing deposits as a percent of earning assets
• Strong allowance for credit loss: 3.9% of loans
• Low LTV ratios on term commercial real estate loans
• Successful bidder on four FDIC assisted transactions
• Markets with nation’s strongest long term growth profile
• Competitive operating cost structure - Zions continues
 to cut costs; on target to reduce costs by $75 million by
 end of FY09.
*Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Zions’ Strengths

• Rising NPAs, to 5.4% of loans from 4.7% in prior
 quarter
 – Total delinquent + NPA was up 13% in 3Q09 compared to the prior quarter
• YTD net charge-off rate of 2.8%
• Continued securities impairments (OTTI), primarily on
 bank/insurance CDOs - $56.5 million in 3Q
Zions’ Challenges

Footprint Population Growth Estimates from SNL Financial (2009-2014)
Our Growth Engine

Agenda
Key Issues Going Forward –Net Interest Margin –Credit Quality –Term CRE –Securities Portfolio –Capital & Deferred Tax Asset
Outlook Summary

Source: SNL
Source: SNL
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
•Excluding the effects of the 2Q09 sub debt modification, NIM increased 9 basis points
•A 200 basis point rise in interest rates would increase the NIM by up to 13 basis points
•See Appendix for additional asset sensitivity information
Net Interest Margin
(Regional Bank Peers)

Source: SNL

Source: SNL - Estimated where data was unavailable

Agenda
Key Issues Going Forward –Net Interest Margin –Credit Quality –Term CRE –Securities Portfolio –Capital & Deferred Tax Asset
Outlook Summary

46%
32%
22%
*Includes FDIC Supported Assets
Loan Portfolio Composition
(9/30/2009)

Based on Total Loan Commitments
CRE Portfolio Change Summary
(Dollar Change from 4Q07 to 3Q09 in billions)

Loan Portfolio Performance
(9/30/2009)

NPAs + Greater than 90 Days Delinquent / Loans + OREO
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL
NPAs & Delinquency Trends
(Regional Bank Peers)

*Annualized
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL
Net Charge-offs as % of Loans*
(Regional Bank Peers)

Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB. Source: SNL
*The C&I Loans category excludes the impact of Flying J. This $47.5 million loan was charged-off in 2Q09, but
ZION anticipates a substantial recovery on this loan.
Percentage of Zions
Total Loans
Net Charge Offs
(Regional Bank Peers)

Source: SNL
Reserves & Net Charge Offs
(Regional Bank Peers)

Credit Quality
Outlook
• Residential construction problem credits
 stable to improving
• Commercial construction problem
 credits rising, although at a slower rate
• Classified loans are stabilizing
• Continued elevated levels of NPAs,
 provisions and net losses
• Continued ALLL build likely in 4Q09, but
 less than 3Q09

Agenda
Key Issues Going Forward –Net Interest Margin –Credit Quality –Term CRE –Securities Portfolio –Capital & Deferred Tax Asset
Outlook Summary

Percentage of Loans within each bucket that are Non-Accrual
Bucket	<50%	50-59%	60-69%	70-79%	80-89%	90-99%	100%+
NALs	0.8%	1.4%	1.2%	4.6%	22.0%	6.6%	19.2%
*Based on most recent LTV; loans are generally reappraised when downgraded to classified status
Takeaway: Limited High LTV or “Tail Risk”

Percentage of Loans within each bucket that are Non-Accrual
Bucket	<50%	50-59%	60-69%	70-79%	80-89%	90-99%	100%+
NALs	1.1%	1.1%	2.5%	2.6%	7.2%	2.4%	7.9%
*Based on most recent LTV; loans are generally reappraised when downgraded to classified status
**The MIT Transaction Based Index is a national index that has been applied to ZBC's mostly regional CRE Portfolio
Takeaway: Limited High LTV or “Tail Risk”

Percentage of Loans within each bucket that are Non-Accrual
Bucket	<= 2005	2006	2007	2008	2009
NALs	1.6%	6.7%	4.4%	2.4%	0.4%
Term CRE Deep Dive
Vintage Stratification (as of 10/31/09 & excluding all FDIC supported assets)
Takeaway: Limited Exposure to 2007 Vintage

Agenda
Key Issues Going Forward –Net Interest Margin –Credit Quality –Term CRE –Securities Portfolio –Capital & Deferred Tax Asset
Outlook Summary

Bank & Ins. Trup CDOs 3% of Assets

• Credit-related OTTI losses $56.5 million in 3Q09
• Noncredit-related OTTI on securities of $141.9 million in
 3Q09 recognized in OCI
Investment Securities Performance 3Q09

Agenda
Key Issues Going Forward –Net Interest Margin –Credit Quality –Term CRE –Securities Portfolio –Capital & Deferred Tax Asset
Outlook Summary

• DTA = $688 million in 3Q09 vs. $644 million in 2Q09 and
 $402 million in 3Q08
• Asset/liability management strategy announced on Monday,
 November 23rd reduced net DTA by ~$148 million
• No valuation allowance currently expected
• Sources of Positive Evidence
 – Track record of earnings through prior difficult cycles
 – Stable income pre-tax, pre-credit
 – Decelerating or declining non-accrual, classified, and special mention loans
 – Taxes paid in prior years
 – Tax planning strategies

Deferred Tax Asset

Source: SNL - Estimated where data was unavailable

	3Q08	2Q09	3Q09
Tangible Common Equity	6.05%	5.66%	5.43%
Tier 1 Leverage	7.64%	9.89%	10.06%
Tier 1 Risk Based	8.07%	9.66%	10.00%
Total Risk Based	12.30%	12.87%	13.24%
Minimum Regulatory Requirement for “well capitalized”
Tier 1 Risk Based	6.0%
Total Risk Based	10.0%
Capital Ratios

Outlook Summary
• Continued elevated levels of credit losses, loss
 provisions, and some reserve build in a weak economy;
 rate of deterioration slowing
• Future OTTI losses likely stable, possibly declining
• Estimated 4Q09 GAAP NIM ≈ 3.8%
 – continued strong core net interest margin
 – impacted by new senior debt and sub debt-to-preferred
 conversion
• Reduced dividend and asset levels will help preserve
 capital ratios
• No DTA valuation allowance

Outlook Summary
 Long-term outlook remains strong when
 economy begins to recover
 – Best long-term growth markets
 – Sustainable competitive advantage in
 operating model
 – Superior risk-adjusted NIM through the
 business cycle

Goldman Sachs
Financial Services Conference
8 December, 2009
New York

Appendix

	Million	$ Per Share
Net Income To Common	($179)	($1.41)
OTTI Impairment on Securities	($57)
Provisions For Credit Losses	$566
Net Charge-offs	$381
OREO Expense	$30
Core Pretax Income (ex provision, impairment, OREO exp, & non-recurring items)	$253
Q3 2009 Earnings Highlights

CRE Portfolio Composition
Loans by Product Type and Location - 9/30/09

Collateral Location	Arizona	Northern California	Southern California	Nevada	Colorado	Texas	Utah/ Idaho	Washington	Other	Total
Commercial Term	Arizona
Industrial	$30,953	$10,796	($3,662)	$10,679	($6,260)	$42,705	$26,238	$3,419	$36,357	$151,225
Office	$44,352	$54,931	$84,313	($6,233)	($52,341)	($27,283)	$15,951	$21,605	$70,137	$205,434
Retail	$44,788	$71,769	$136,873	$18,048	$50,557	$167,385	$33,161	$17,957	$179,383	$719,922
Hotel/Motel	$43,599	$67,521	$30,428	$25,020	$23,690	$80,726	$63,212	$7,004	$180,004	$521,203
A&D	$0	$0	($6,523)	$80	$0	$24,956	$0	($6,818)	$1,566	$13,261
Medical	$14,190	$22,200	$22,822	$61,957	$9,288	$10,401	$11,448	$756	($1,088)	$151,974
Recreation/Restaurant	$37,105	$7,456	$40,383	$5,858	$483	$13,420	$12,057	$2,470	$16,236	$135,468
Multifamily	$17,072	($6,596)	$101,810	$18,466	$9,543	$102,258	$6,889	$7,351	$984	$257,776
Other	($78,306)	($4,930)	($24,084)	($4,675)	($53,168)	($19,621)	$5,185	($258)	($121,665)	($301,523)
Total Commercial Term	$153,753	$223,147	$382,360	$129,200	($18,208)	$394,947	$174,141	$53,486	$361,914	$1,854,740
Location as % Total - Term	-1.7%	1.5%	0.0%	-1.3%	-2.1%	2.3%	-0.2%	0.2%	1.2%	-0.1%

Residential Construction
Single Family Housing	($809,719)	($168,964)	($441,724)	($168,347)	($93,182)	($268,268)	($320,242)	$16,693	($41,115)	($2,294,868)
Land Acquisition & Development	($469,720)	($75,039)	($176,116)	($146,639)	($19,509)	($152,347)	($99,882)	($22,358)	($40,910)	($1,202,521)
Total Residential Construction	($1,279,439)	($244,003)	($617,840)	($314,986)	($112,691)	($420,615)	($420,124)	($5,665)	($82,025)	($3,497,389)

Commercial Construction
Industrial	($45,627)	$497	($7,512)	($26,003)	($3,515)	($4,034)	($2,938)	$2,000	($167)	($87,298)
Office	($98,769)	$12,253	$18,659	($64,847)	$29,778	$91,682	($6,804)	($8,879)	($8,789)	($35,714)
Retail	($76,236)	$804	($16,504)	($115,613)	$14,346	($168,465)	($5,739)	($5,953)	($21,360)	($394,719)
Hotel/Motel	($30,455)	$21,623	$28,397	$15,153	($8,291)	$47,247	($36,068)	$0	($5,373)	$32,234
A&D	($103,220)	($24,062)	$15,248	($155,852)	$31,217	($424,635)	$50,052	($10,738)	($26,034)	($648,026)
Medical	($12,649)	$0	($13,690)	($11,098)	($2,572)	($3,643)	($2,643)	$8,400	($10,448)	($48,344)
Recreation/Restaurant	($10,899)	$0	$748	$2,173	$0	($161)	$589	$0	$0	($7,550)
Other	($66,376)	($4,150)	($39,488)	($32,803)	($2,863)	$32,390	$1,246	($9,638)	($277,446)	($399,128)
Apartments	($89,201)	($8,900)	($51,526)	($9,306)	$13,434	$40,259	($9,791)	($55,376)	($47,039)	($217,447)
Total Commercial Construction	($533,432)	($1,935)	($65,668)	($398,196)	$71,534	($389,360)	($12,096)	($80,184)	($396,656)	($1,805,992)
TOTAL CONSTRUCTION	($1,812,871)	($245,938)	($683,508)	($713,182)	($41,157)	($809,975)	($432,220)	($85,849)	($478,681)	($5,303,381)
Location as % Total - Construction	-9.1%	-0.8%	-0.9%	-1.3%	2.7%	8.1%	2.1%	0.1%	-0.9%	0.0%

Loan Portfolio Net Charge Offs
(9/30/2009)

• Fixed-rate loans:
 – 26% of portfolio
 – Duration of about 1 year
• Variable-rate loans:
 – 74% of portfolio
 – Floors on 42% of variable-rate loans (78% of those loans are at the floor rate)
 – Continual reduction of interest rate swaps (increasing asset sensitivity)
• Non-interest bearing deposits to average earning assets
 is 23% (rank #1 among peers; peer median 16%)
Peer data source: SNL
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Asset Sensitivity

Loans with Floors